Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Manhattan Scientifics, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marvin Maslow, Chief Executive Officer, President and the person performing similar functions to the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Manhattan Scientifics, Inc. and will be retained by Manhattan Scientifics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                    /s/ Marvin Maslow
                                    ---------------------------------------
                                    Marvin Maslow
                                    Chief Executive Officer, President and
                                    Principal Financial Officer

April 4, 2006